INTELLICHECK
WHEN YOU NEED TO KNOW NOW

JOSEPH GUNNAR - PIONEERS 2016 INVESTOR PRESENTATION NYSE:IDN

May 5, 2016

Presented by Dr. William Roof, President & CEO

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Company History

- Established in 1994
- Extensive IP patent portfolio targeted at threat identification/fraud prevention/public safety
- In late 2014 shifted growth focus to SaaS (Software as a Service) business model
- Cash and cash equivalents at December 31, 2015 totaled $6.0 million or $0.60 per diluted share. Stockholders' equity totaled $16.3 million at the end of the quarter or $1.65 per diluted share.
- No debt

Management Team

CEO	William H. Roof	• BS Engineering, MBA, PhD (software engineering), 35 years of business experience • Executive experience in private and public businesses from start-ups to Fortune 20 Corporations • Military, National Intelligence, Law Enforcement, Healthcare IT
CFO	Bill White	• BA (Business), CPA, 30 years of experience in financial management, operations and business development • Executive experience in private and public corporations • Experience in M&A and strategic planning
CTO	Russell Embry	• BS and MS, Computer Science • 29 years experience in information technology and software development with notable experience in defense technology and commercial IT • 15 years technology development with Intellicheck
CRO	Bob Williamsen	• BS Medical Technology, Graduate Level Leadership Development • 25 years of business experience in sales, marketing and executive management • Executive experience in private and public businesses from start-ups to Fortune 20 Corporations

Our Business

- We are the recognized leader in threat identification, including authenticating, verifying and validating persons' identities in support of:
  - Fraud Prevention
    - Credit card and loyalty program enrollment
    - Merchandise returns
    - Account lookups and verification
  - Regulatory Compliance
    - Each U.S. states' personal information laws are integrated automatically into the applications
    - Automated age verification
  - Enhanced Safety
    - Public safety enhanced through rapid ID of unknown persons

Our Objective

- Capture markets with a potential that exceeds $1B in annual recurring revenues
  - Tight focus on core technologies and competencies.
  - Expanding technologies to new markets that will benefit from enhanced safety, regulatory compliance and fraud prevention.
  - We have transitioned to a SaaS (Software as a Service) model by moving our patented technologies to the web to provide enhanced safety, regulatory compliance and fraud prevention for the billions of transactions that occur there each day.
  - We are leveraging our IP to create and protect barriers to entry in the new markets we pursue.

Aggressive Defense of Intellectual Property Portfolio

- Intellicheck retained the law firm *Beusse Wolter Sanks Mora & Maire* to work on a contingency basis against companies infringing on our patent portfolio.
- On March 7, 2016 Intellicheck filed a lawsuit against Honeywell for infringing on several Intellicheck patents.
- The suit seeks a permanent injunction, treble damages, pre and post-judgment interest, attorney's fees and costs from Honeywell for the unauthorized use of our patented technology.
- Recently engaged a second law firm to pursue infringement lawsuits against additional infringing companies on a contingent fee arrangement.

Highlights: Target Industries and Current Customers

- Retail
  - Retail ID™
    - Neiman Marcus, Target, Kohl's, Helzberg Diamonds, Capital One, AT&T
- Law Enforcement
  - Law ID™ (new product)
    - *Law and Order Magazine* named Law ID as Top Public Safety App in 2016
- Defense
  - Defense ID® - On 23 bases and rolling-out to new military customers
  - TWIC ID™ - at 16 ports
- Hospitality
  - Age ID ™ (new product)
    - Exclusive partner to ABL (American Beverage Licensees)
    - Gaining traction in market place
  - Guest ID™ (new product)
    - Partnered with SkyTouch (Choice Hotels) and have completed integration

New Initiatives

- Exclusive agreement with Visualant
  - Light reflection technology (“ChromaID”) is ideal for a number of markets
  - Non-intrusive, inexpensive and technically supportive in our courts
  - Potential new product development currently in process
  - Intellicheck has exclusive rights for law enforcement, national security, crime prevention (including fraud prevention)

Products and Benefits*

ACCESS ID®	*Enhance security, simplify access management*
AGE ID®	*Ensured compliance reduces risk*
ANALYTICS ID™	*Provides easy to use trend analysis dashboards that deliver advanced decision support.*
DEFENSE ID®	*Enhance security while managing visitor access with ease*
GUEST ID®	*Better customer service, faster check-in*
LAW ID®	*Increased officer safety plus faster, more accurate reporting*
RETAIL ID®	*Enhanced customer service, increased conversions, reduced fraud*
TWIC ID®	*Enhanced security plus easy access control*

*Additional information available in appendix

Current Markets

- Financial
  - Fraud prevention
  - Credit card application
- Hospitality
  - Fraud prevention
  - Hotel check-in
  - Customer loyalty application
- Homeland Security
  - Transportation Worker Identity Credential (TWIC)
    - Facility access control
    - Instant threat assessment
- National Defense
  - Military base access control
  - Instant threat assessment
- Law Enforcement
  - Mobile field identification
  - Officer and citizen safety
  - Instant threat assessment
- Retail
  - Credit card application
  - Fraud prevention
  - Age verification
  - Customer loyalty application
  - Rental car market

Additional Market Opportunities

- School Safety
  - "Know who is on campus"
- Emergency/Disaster Management
  - Victim ID and triage management
  - Disaster zone personnel manifests
- Healthcare
  - Accurate patient information for admissions and discharges
  - Healthcare plan enrollment
- Online identity verification
  - Fraud reduction
  - "2-forms" validation and verification

2015 Results

- Revenue for 2015 increased 6.1% to $7 million compared to $6.6 million in 2014.
- Gross profit margin was 57.1% compared to 58.2% in 2014
- Adjusted EBITDA was a loss of $3.6 million for 2015 compared to a loss of $2.1 million in 2014
- Cash and cash equivalents at December 31, 2015 totaled $6.0 million or $0.60 per diluted share. Stockholders' equity totaled $16.3 million at the end of the quarter or $1.65 per diluted share.
- The Company has no debt

Recent Developments

- 4/5/16 – Company reaches exclusivity agreement with Visualant Inc., for their latest patented technology in threat assessment and document authentication for the Homeland Security, Law Enforcement and Crime Prevention markets.
- 3/2/16 – Company entered into an agreement to repurchase of 979,114 shares of its common stock from former President and CEO.
- 12/8/15 - Company signed a multi-year agreement with a leading global provider of data-driven marketing, loyalty and credit solutions whose business lines manage more than 100 million consumer relationships for some of the world's leading brands. This global giant currently uses Retail ID™ in nearly a thousand retail locations, and that number is expected to grow dramatically under this new agreement.
- 10/13/15 – Fort Sill signs new contract that upgrades the Intellicheck system currently in place with a combination of new Defense ID handhelds, workstations, and a Visitor/Vendor Registration and Credentialing Center
- 9/16/15 – Intellicheck acquires four patents – certain patents address the use of biometric information and identification credentials as part of the process to control access to a secured area.

Summary

- Over 20 years experience in threat identification and identification authentication
- Robust IP portfolio includes 25 patents (+9 pending)
- Business is validated by customers that include U.S. Military, Department of Homeland Security, Target, Kohl's & Neiman Marcus
- Pursuing high margin, recurring revenue business
- Have transitioned to SaaS business model
- Focused on markets that are benefitting from enhanced safety, regulatory compliance and fraud prevention

APPENDIX

RETAIL ID™ - Deliver better service and get more conversions while reducing fraud

- Reduces credit card fraud by instantly authenticating a buyer's identification

- Increases credit card and loyalty program enrollments by instantly and accurately mapping and automatically populating standardized data into application forms

- Reduces liability risk and ensures compliance by checking all retrieved data against each state's privacy laws and regulatory requirements



LAW ID™ - Increased officer safety plus faster, more accurate reporting

- Enhances officer and citizen safety with real-time authentication of scanned identification on a smartphone or tablet
- Enables officers to quickly view highlighted, critical fields of DMV and criminal records without losing sight of the contact
- Improves reporting accuracy and efficiency by automatically populating incident report forms with data from retrieved records
- Offers extended search capabilities via fast integration with other government and custom database


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DEFENSE ID® - Enhance security while managing visitor access with ease

- Increases facilities' security and safety by instantly and accurately authenticating the identification of visitors, vendors and staff

- Quickly view highlighted, critical fields from DMV and criminal records without losing sight of the individual seeking access

- Enables rules-based customization that allows visitors restricted access, limiting them to specific areas, at specific times



AGE ID™ - Ensured compliance reduces risks

- Targeted at restaurants / bars / tobacco / fireworks retailers
- Increases awareness of fraudulent credentials by instantly and accurately authenticating customer identification
- Verifies that the individual purchasing restricted goods is using an authentic ID and is old enough to make the purchase
- Provides the most accurate and up-to-date solution, with the ability to read more than 200 unique barcode formats from every U.S. state and Canadian province
- Offers regulatory-compliant audit capabilities



GUEST ID™ - Better customer service, faster check-in

- Ensures faster, more accurate guest registration by integrating with the existing property management solution
- Reduces check-in time by automatically populating guest registration forms
- Increases awareness of fraud by instantly and accurately authenticating the guests' IDs using either mobile devices or existing systems
- Available as a subscription service or customized solution designed to meet specific needs



ACCESS ID™ - Enhance security, simplify access management

- Increases facilities' security and safety by instantly and accurately authenticating visitor, vendor and staff member IDs using mobile devices or integrated with existing systems
- Enables the quick creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Provides the most accurate and up-to-date data by authenticating all U.S. state, Department of Defense and Canadian province barcode formats
- Offers the ability to assign local access credentials and badges for longer visits
- Integrates with custom databases that quickly extend authentication capabilities



TWIC ID™ - Enhanced security plus easy access control

- Increases the security and safety of restricted worksites and facilities by instantly and accurately authenticating visitor, vendor, and staff member identification using hand-held TWIC (Transportation Worker Identification Credential) readers
- Authenticates TWIC credentials, driver licenses from every state and all Canadian provinces, plus federal personal identity verification (PIV) smart cards, common access cards (CAC), and enhanced driver licenses
- Enables the creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Automatically downloads and uses the most recent version of the TWIC Cancelled Card List (CCL)
- Integrates with Lenel OnGuard®, AMAG Symmetry®, and can also be integrated with other physical access control systems


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